EXHIBIT 10.26

                                                 FILE COPY     OMB NO. 0990-0115
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AWARD/CONTRACT     1. THIS CONTRACT IS A RATED ORDER     RATING    PAGE OF PAGES
                      UNDER DPAS (15 CFR 350)                        1       25

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2. CONTRACT (Proc. Inst Ident.)NO.  3. EFFECTIVE DATE    4. REQUISITION PURCHASE
   N02-CP-71001                           03/01/97          REQUEST/PROJECT NO.

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5.1SSUED BY       CODE 26191001    6.ADMINISTERED BY(If other than item 5) CODE

NATIONAL CANCER INSTITUTE            GENETIC EPIDEMIOLOGY BRANCH
RESEARCH CONTRACTS BRANCH, CECS      EPIDEMIOLOGY AND BIOSTATISTICS PROGRAM
EXECUTIVE PLAZA SOUTH, ROOM 620      DIVISION OF EPIDEMIOLOGY AND GENETICS
9000 ROCKVILLE PIKE MSC 7224         (RFP NO. NCICP61001-09)
BETHESDA MARYLAND 20892-7224

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7.NAME AND ADDRESS OF THE CONTRACTOR      8. DELIVERY
(No., street, city, county, State            [ ]FOB OTHER  [X]FOB DESTINATION
 and ZIP Code)
                                          --------------------------------------
BTRL CONTRACTS & SER., INC.               9. DISCOUNT FOR PROMPT PAYMENT
DBA/BIOTECH RES. LAB.
3 TAFT COURT
ROCKVILLE, MARYLAND 20850           --------------------------------------------
                                    10. SUBMIT INVOICES           ITEM
                                    (4 copies unless otherwise    SEE SECTION G
PLACE OF PERFORMANCE:                specified)                   ARTICLE G 3.
ROCKVILLE, MARYLAND                  TO THE ADDRESS SHOWN IN
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CODE                          FACILITY CODE
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11.SHIP TO/MARK FOR       CODE:        12.PAYMENT WILL BE MADE BY         CODE
   SEE SECTION C, ARTICLE C.2.            SEE SECTION G, ARTICLE G3.
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13.AUTHORITY FOR USING OTHER THAN FULL   14.ACCOUNTING AND APPROPRIATION DATA
   AND OPEN COMPETITION
                                         CAN1  78428001      TIN  1043152484A1
[ ]10 U.S.C. 2304(c) (  )                     ----------         --------------
[ ]41 U.S.C. 253(c) (  )                 CAN2             DOC NO.  N2CP71001A
                                              ----------         --------------
                                      OC CODE   25.2E        LOC
                                              ----------         --------------
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
15A.ITEM NO.  15B.SUPPLIES/SERVICES  15C.QUANTITY  15D.UNIT  15E.UNIT PRICE     15F.AMOUNT
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TITLE:        LABORATORY SUPPORT FOR PROCESSING AND STORAGE                  CAN1: $ 915,803
              OF BIOLOGICAL SPECIMENS FROM PERSONS AT HIGH RISK FROM CANCER  CAN2:
                                                                                  ----------
CURRENT OBLIGATION:                                                                $ 915,803
CONTRACT PERIOD:  03/01/97 THROUGH 02/28/98
CONTRACT TYPE:    COST-PLUS FIXED FEE, TERM
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                                                 15G. TOTAL AMOUNT OF CONTRACT     $ 915,803
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                              16. TABLE OF CONTENTS
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(X) SEC.        DESCRIPTION               PAGE(S)(X) SEC.             DESCRIPTION                         PAGE(S)
           PART I - THE SCHEDULE                              PART II - CONTRACT CLAUSES
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X   A SOLICITATION/CONTRACT FORM             1    X  I  CONTRACT CLAUSES                                    17
X   B SUPPLIES OF SERVICES AND PRICES/COSTS  4      PART III- LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH
X   C DESCRIPTION/SPECS-/WORK STATEMENT      6    X  J  LIST OF ATTACH                                      24
X   D PACKAGIN6 AND MARKING                  9           PART IV - REPRESENTATIONS AND INSTRUCTIONS
X   E INSPECTION AND ACCEPTANCE              9       K  REPRESENTATIONS, CERTIFICATIONS AND
X   F DELIVERIES OR PERFORMANCE              10         OTHER STATEMENTS OF OFFERORS
X   G CONTRACT ADMINISTRATION DATA           ll   [] L  INSTRS., CONDS., AND NOTICES TO OFFERORS
X   H SPECIAL CONTRACT REQUIREMENTS          14   [] M  EVALUATION FACTORS FOR AWARD
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           CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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17.   [X]   CONTRACTORS    NEGOTIATED    AGREEMENT     18 [ ] AWARD(Contract is not required to sign this
(Contractor  is required to sign this document and     document.)     Your    offer    on    Solicitation
return 1 copies  to  issuing  office.)  Contractor     Number_______________________     including    the
agrees to furnish and deliver all items or perform     additions or changes  made by you which addititons
all the services set forth or otherwise identified     or changes are set forth in full above,  is herein
above  and  on any  continuation  sheets  for  the     accepted as to the items  listed  above and on any
consideration   stated  herein.   The  rights  and     continuation  sheets.  This award  consummates the
obligations  of tbe parties to this contract shall     contract   which   consists   of   the   following
be  subject  to  and  governed  by  the  following     documents:  (a) the Government's  solicitation and
documents:   (a)  this  award/contract,   (b)  the     your offer and (b) this award/contract. No further
solicitation, if  any,  and (c)  such  provisions,     contractual document is necessary.
representation certifications, and specifications,
as  are  attached  or  incorporated  by  reference
herein. (Attachments are listed herein.)
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19A. NAME AND TITLE OF SIGNER (Type or print)          20A. NAME OF CONTRACTING OFFICER

     Mark Manak, Ph.D., Senior Vice President               MARY E. LANDI O'LEARY
---------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR      19C. DATE SIGNED          20B. UNITED STATES OF AMERICA     20C. DATE SIGNED

     /s/ Mark Manak               Feb 4, 1997               /s/ Mary E. Landi O'Leary         2/12/97
     -------------------                                    -------------------------
     (Signature of person                                    (Signature of Contracting
     authorized to sign)                                     Officer)
---------------------------------------------------------------------------------------------------------






                                                       Contract No. N02-CP-71001


                      DETAILED TABLE OF CONTRACT CONTENTS

PART I-THE SCHEDULE

     SECTION A-SOLICITATION/CONTRACT FORM                              1

     SECTION B-SUPPLIES OR SERVICES AND PRICES/COSTS                   4

         ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES        4
         ARTICLE B.2. ESTIMATED COST AND FIXED FEE                     4
         ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS            5
         ARTICLE B.4. ADVANCE UNDERSTANDINGS                           6

     SECTION C-DESCRIPTION/SPECIFICATIONS/WORK STATEMENT               6

         ARTICLE C.1. STATEMENT OF WORK                                6
         ARTICLE C.2. REPORTING REQUIREMENTS                           6

     SECTION D-PACKAGING, MARKETING AND SHIPPING                       9

         ARTICLE D.1. PACKAGING                                        9
         ARTICLE D.2. MARKING                                          9
         ARTICLE D.3. SHIPPING                                         9

     SECTION E.-INSPECTION AND ACCEPTANCE                              9
         ARTICLE E.1. INSPECTION AND ACCEPTANCE                        9

     SECTION F-DELIVERIES OR PERFORMANCE                               10

         ARTICLE F.1. PERIOD OF PERFORMANCE                            10
         ARTICLE F.2. LEVEL OF EFFORT                                  10
         ARTICLE F.3. STOP WORK ORDER                                  10

     SECTION G-CONTRACT ADMINISTRATION DATA                            11

         ARTICLE G.1. PROJECT OFFICER                                  11
         ARTICLE G.2. KEY PERSONNEL                                    11
         ARTICLE G.3. INVOICE SUBMISSION                               11
         ARTICLE G.4. CONTRACT FINANCIAL REPORT                        12
         ARTICLE G.5. INDIRECT COST RATES                              13
         ARTICLE G.6. GOVERNMENT PROPERTY                              14

     SECTION H-SPECIAL CONTRACT REQUIREMENTS                           14

         ARTICLE H.1. REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH
             AND DEVELOPMENT PROJECTS                                  14
         ARTICLE H.2. HUMAN SUBJECTS                                   15
         ARTICLE H.3. HUMAN MATERIALS                                  15
         ARTICLE H.4. PRIVACY ACT                                      15
         ARTICLE H.5. OPTION PROVISION                                 15
         ARTICLE H.6. CONFIDENTIALITY OF INFORMATION                   16
         ARTICLE H.7. PUBLICATION AND PUBLICITY                        16

                                       2





                                                       Contract No. NO2-CP-71001


PART II - CONTRACT CLAUSES                                             17

    SECTION I - CONTRACT CLAUSES                                       17
         ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT
                      SERVICE CONTRACT                                 17
         ARTICLE I.2. AUTHORIZED SUBSTITUTIONS OF CLAUSES              21
         ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES                      21
         ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN
                      FULL TEXT                                        22

PART III                                                               24

    SECTION J - LIST OF ATTACHMENTS                                    24

         Statement of Work                                             #1
         Invoice/Financing Request Instructions for NIH
           Cost-Reimbursement Type Contracts                           #2
         Financial Report of Individual Project/Contract, NIH 2706     #3
         Instructions for Completing form NIH 2706                     #4
         Contractor-Acquired Government Property - Schedule I-B        #5
         Government Furnished Property - Schedule II-A                 #6
         Privacy Act System of Records                                 #7
         Safety and Health                                             #8
         Procurement of Certain Equipment                              #9

PART IV                                                                25

    SECTION K - REPRESENTATIONS AND CERTIFICATIONS                     25

         Representations and Certifications                            25


                                        3







                                                       Contract No. NO2-CP-71001


SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The Contractor shall maintain a repository of biologic specimens for the Epidemiology and Biostatistics Program (EBP). This shall include frozen serum, plasma, urine, tumor tissue, tumor tissue extracts, whole blood cells, separated and frozen white blood cells, or fractions of white blood cell populations, bone marrow cells, body fluids, lymphoblastoid cell lines, DNA, stool specimens or smears on slides and other types of specimens as specifies by the project
Officer. These materials shall be maintained at optimum temperatures for long-term storage, including liquid nitrogen, if appropriate.

ARTICLE B.2. ESTIMATED COST AMD FIXED FEE

a.  The estimated cost of this contract is $868,060.

b. If the Government exercises its option pursuant to ARTICLE H.5. of this contract the estimated cost of this contract will be increased as follows:


                                 ESTIMATED COST

                          Option I, Year 2   - $ 900,000
                          Option II, year 3  - $ 908,670
                          Option III, Year 4 - $ 968,730
                          Option IV, Year 5  - $ 978,507

c. The fixed fee for this contract is $47,743. The fee shall be paid in direct ratio to the level of effort expended; that is, the percent of fee paid shall be equal to the percent of total effort expended. Payment shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II,
    ARTICLE I.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

d. If the Government exercises it's options pursuant to ARTICLE H.5. of this contract, the fixed fee of this contract will be increased as follows:

                                   FIXED FEE

                           Option I, Year 2   - $49,500
                           Option II, Year 3  - $49,977
                           Option III, Year 4 - $53,280
                           Option IV, Year 5  - $53,818

e. The Government's obligation, represented by the sum of the estimated cost plus the fixed fee, is $915,803.

f. If the Government exercises it's options pursuant to Article H.5. of this contract, the Government's obligation represented by the sum of the estimated cost plus the fixed fee will be as follows:

                                COST           FEE          TOTAL CPFF

         Option I, Year 2     $900,000       $49,500        $ 949,500
         Optioh II, Year 3    $908,670       $49,977        $ 958,647
         Option III, year 4   $968,730       $53,280        $1,022,010
         Option IV, year 5    $978,507       $53,818        $1,032,325

                                       4






                                                       Contract No. NO2-CP-71001


g. Total funds currency available for payment and allotted to this contract are $915,803, of which $868,060 represents the estimated costs, and of which $47,743 represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE I.2. Authorized Substitutions of Clauses.

h. It is estimated that the amount currently allotted will cover performance of the contract through February 28, 1998.

i. The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.


ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a. Items Unallowable Unless Otherwise Provided

    Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

    (1) Acquisition, by purchase or lease, of any interest in real property;

    (2) Specia1 rearrangement or alteration of facilities;

    (3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

    (4) Travel to attend general scientific meetings;

    (5) Foreign travel - See paragraph b.2., below;

    (6) Paient care costs;

    (7) Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and sensitive items, (defined and listed in the Contractor's Guide for Control of Government Property), 1990, regardless of acquisition value.

b. Travel Costs

    (1) Domestic Travel

    (a) No expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) are to be incurred in direct performance of this contract without the prior written approval of the Contracting Officer. In the event travel costs may be required as a direct cost to this contract, these costs must be approved in writing, in advance, by the Contracting Officer, and must be certified that the cost will not be included in the indirect costs.


     (b) This contract is subject to the provisions of Section 24 of Public Law 99-234 which amends the Office of Federal Procurement Policy Act to provide that contractor costs for travel, including lodging, other subsistence, and incidental expenses, shall be allowable only to the extent that they do not exceed the amount allowed for Federal employees.


                                        5






                                                       Contract No. NO2-CP-71001



     (2) Foreion Travel

         Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s)to be visited, with costs and dates;(b) name(s) and title(s) of contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of NIH contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

ARTICLE B.4. ADVANCE UNDERSTANDINGS

Other  provisions  of this contract  notwithstanding,  approval of the following
items  within  the  limits  set  forth  is  hereby   granted   without   further
authorization from the Contracting Officer.

a.  Indirect Costs

In no event shall the billing rate or the final amount reimbursable for Overhead expenses exceed a ceiling of 115% of total direct labor. The Contractor shall complete all work in accordance with the Statement of Work, terms and conditions of this contract. Any costs over and above this cost ceiling shall not be reimbursed under this contract or by any other Government contract, grant, or cooperative agreement.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a. Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, SECTION J, ATTACHMENT #1, dated 2/97, attached hereto and made a part of this contract.

ARTICLE C.2. REPORTING REQUIREMENTS

In addidon to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports during the period of performance of this contract:

a. TECHNICAL REPORTS

   1. Quarterly Computerized and Written Reports

      The Contractor shall submit Ouarterly Computerized and Written Reports summarizing the status of all newly received specimens and outlining all dispersals by the laboratory. A summary of all correspondence consisting of requests for shipment, cover letters and inquiries from outside collaborators shall be submitted quarterly to the NCI Project Officer and made available upon request. Emphasis shall be on conciseness as well as comprehensiveness.

      The first quarterly report shall cover the period consisting of the first full calendar month following the effective date of the contract and shall be due on or before the 15th day after the end of the reporting period. Thereafter, quarterly reports shall be due on before the 15th day of the month following each reporting period. The submission of quarterly reports shall continue through the exercise of each option period. A Ouarterly Computerized and Written Report shall not be required when submitting the Annual Reports or Final Report.

                                       6






                                                       Contract No. NO2-CP-71001

   2. Final Technical Progress Report

      The Contractor shall submit a final technical progress report on or before the expiration date of the contract. The Final Report shall include information in sufficient detail to describe comprehensively the results achieved and shall include a summation (not to exceed 200 words) of the work performed for the entire contract period of performance.


IF OPTIONS EXERCISED

   3. Annua1 Technica1 Progress Reports

      The Contractor shall prepare Annual Technical Progress Reports which explain the progress of work performed under this contract. Each report shall describe the progress of the project to date, noting all technical areas in which effort is being directed and indicating the status of work in each area. This report shall include:

      a) a quantitative summary of the number of specimens processed by the Contractor, their type and investigator source;

      b) shipments and logistics;

      c) an indication of current problems that may impede performance under the contract and proposed corrective actdon; and

      d) a discussion of work to be performed during the next reporting period.

The annual report shall, in addition, include an up-to date inventory of the Repository and its contents. Additional interim reports may be requested as necessary.

The first annual report shall cover the period consisting of the first full 12 calendar months of performance and any fractional part of the initial month and shall be due on or before the 15th day after the end of the reporting period. Thereafter, reports shall be due on or before the 15th day following each reporting period. An annual report shall not be required when a final report is due.

B. REPORT SUBMISSION

     1. Copies of the reports shall be submitted in the following manner:

        Reports          Period Covered       Due Date          Ouantities
        -------          --------------       --------          ---------

                      03/01/97 - 05/31/97     06/15/97
        Quarterly     06/01/97 - 08/31/97     09/15/97          Original +
                      09/01/97 - 11/30/97     12/15/97          3 copies

NOTE: IF THE GOVERNMENT EXERCISES ITS OPTIONS PURSUANT TO ARTICLE H., OPTION PROVISION, THE QUARTERLY PROGRESS REPORT WILL CONTINUE TO BE DELIVERED IN THE FOLLOWING MANNER:


                                       7





                                                       Contract No. NO2-CP-71001


    Reports         Period Covered          Due Date           Quantities

                  03/01/98 - 05/31/98       06/15/98
                  06/01/98 - 08/31/98       09/15/98
                  09/01/98 - 11/30/98       12/15/98
                  03/01/99 - 05/31i99       06/15/99             Original +
    Quarterly     06/01/99 - 08/31/99       09/15/99             3 copies
                  09/01/99 - 11/30/99       12/15/99
                  03/01/00 - 05/31/00       06/15/00
                  06/01/00 - 08/31/00       09/15/00
                  09/01/00 - 11/30/00       12/15/00
                  03/01/01 - 05/31/01       06/15/01
                  06/01/01 - 08/31/01       09/15/01
                  09/01/01 - 11/30/01       12/15/01
                  03/01/02 - 05/31/02       06/15/02
                  06/01/02 - 08/31/02       09/15/02
                  09/01/02 - 11/30/02       12/15/02


NOTE: IF THE GOVERNMENT EXERCISES ITS OPTIONS PURSUANT TO ARTICLE H., OPTION PROVISION, THE ANNUAL PROGRESS REPORT WILL BE DELIVERED IN THE FOLLOWING
       MANNER:
                  03/01/97 - 02/28/98       03/15/98
                  03/01/98 - 02/28/99       03/15/99        Original +
       Annual     03/01/99 - 02/28/00       03/15/00        3 Copies
                  03/01/00 - 02/28/01       03/15/01

       Final       Life of contract     Expiration date     Original +
                                          Of Contract       3 copies

2.     THE ABOVE ITEMS SHALL BE ADDRESSES AND DELIVERED TO:

       Addressee                                          No. Of copies

       Mary E. Landi O'Leary
       Contracting Officer
       Research Contracts Branch                            Original +
       National Cancer Institute, EPS/620                   1 copy
       6120 EXECUTIVE BLVD MSC 7224
       Bethesda, MD 20892-7224


       Dr. Niel Caporaso, Project Officer
       Genetic Epidemiology branch
       Epidemiology & Biostatistics program
       Division of Cancer Etiology                          2 Copies
       Executive Plaza North, Room 439
       6130 EXECUTIVE BLVD 7372
       BETHESDA MD 20892-7372

                                       8





                                                       Contract No. NO2-CP-71001


SECTION D - PACKAGING, MARKETING AND SHIPPING

ARTICLE D. 1. PACKAGING

Specimens shall be protected from temperature extremes by use of insulated containers or other acceptable means as needed. A portable liquid nitrogen container for transport of frozen cells shall also be required.

ARTICLE D.2. MARKING

All deliverables under this contract shall be clearly identified with the subject contract number. All specimens shall be submitted to the Contractor, accompanied by written identification of the specimen source, using forms supplied by the Project Officer. All specimens from members of the NCI-associated families will be submitted with a unique alpha-numeric code number which will be the only identification of the specimen in future laboratory processing, dispersal, etc. The name of the donor shall not be used in the labeling of specimens by laboratory personnel. NO NAMES OF PERSONS ENROLLED IN AIDS ASSOCIATED STUDIES SHALL BE WRITTEN ON VIALS.

ARTICLE D.3. SHIPPING

The Contractor shall prepare specimens for shipment, supply shipping containers appropriate to maintain specimens in the proper state (cool, frozen, deep frozen, etc.) and make arrangements through commercia1 air freight companies and other carriers to send biologic specimens to collaborating investigators in an expeditious (e.g., overnight or same day) fashion. For immunologic or genetic typing studies, the Contractor shall prepare specimens for delivery to the local Human Leutocyte Antigen (HLA) typing laboratory or immune function laboratory in a suitable form. The local in-house delivery service shall be used for these particular specimens to ensure expeditious delivery under optimum conditions. In some cases, commercial freight companies shall be used for overnight shipments to investigators in other cities. The Contractor shall be responsible for notifying the receiving laboratory of the specimens shipment and anticipated arrival time to insure that the receiving laboratory is prepared to receive the specimens.

SECTION E - lNSPECTION AND ACCEPTANCE

ARTICLE E. 1 INSPECTION AND ACCEPTANCE

a. The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b. For the purpose of this ARTICLE the Project Officer is the authorized representative of the Contracting Officer.

c. Inspection and acceptance will be performed at: The National Cancer Institute, Division of Cancer Epidemiology and Genetics, Genetic Epidemiology Branch, Epidemiology & Biostatistics Program, 6130 Execubve Boulevard, Executive Plaza North, Room 439, Rockville, MD 20852. Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d. This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

     FAR Clause 52.246-5, INSPECTION OF SERVICES COST REIMBURSEMENT(APRIL 1984).


                                        9





                                                       Contract No. NO2-CP-71001

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. PERIOD OF PERFORMANCE

The period of performance of this contract shall be from March 1, 1997 through February 28, 1998. If the Government exercises its options pursuant to ARTICLE H.5., of this contract the period of performance of this contract will be:

               Option                        Period of Performance

     Option I - Year 2        -     March 1, 1998 through February 28, 1999
     Option II - Year 3       -     March 1, 1999 through February 28, 2000
     Option III - Year 4      -     March 1, 2200 through February 28, 2001
     Option IV - Year 5       -     March 1, 2001 through February 28, 2002

ARTICLE F.2. LEVEL OF EFFORT

a. During the period of performance of this contract, the Contractor shall provide 18,620 direct labor hours each year totaling 93,100 if all options are exercised. The labor hours exclude vacation, sick leave, and holiday. It is estimated that the labor hours are constituted as specified below and will be expended approximately as follows:

                                  Labor Hours
                         Base     Option I   Option II   Option III   Option IV
Labor Category          Year 1     Year 2     Year 3       Year 4       Year 5
--------------          ------     ------     ------       -----        ------
Principal Investigator  1,120       1,120      1,120       1,120        1,120
Professional            7,488       7,488      7,488       7,488        7,488
Lab Technicians         3,744       3,744      3,744       3,744        3,744
AdminlData Entry        4,864       4,864      4,864       4,864        4,864
Driver                  1,404       1,404      1,404       1,404        1,404

Totals                 18,620      18,620     18,620      18,620       18,620

b. The Contractor shall have satisfied the reguirement herein if not less than 95% nor more than 105% of the total direct labor hours, specified herein are furnished.

c. In the event fewer hours than the minimum specified number of direct labor hours in the total categories are used by the Contractor in accomplishing the prescribed work and the Government has not invoked its rights under the FAR Clause 52.249, TERMINATION (Cost-Reimbursement), incorporated in this contract, these parties agree that the fee will be adjusted based solely upon the guantity of hours by which the number of direct labor hours furnished is less than the number of direct labor hours specified in this ARTICLE. The resulting adjustment shall be evidenced by a contract modification.


ARTICLE F.3. STOP WORK ORDER

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

     FEDERAL ACQUISITION REGULATION (48 CFR CHAFTER 1) CLAUSE:
     52.242-15, STOP WORK ORDER (AUGUST 1989) with ALTERNATE I (APRIL 1984).

                                       10




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                                                       Contract No. NO2-CP-71001



SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE  G.1.  PROJECT OFFICER

The following Project Officer will represent the Government for the purpose of this contract:

                               Dr. Neil Caporaso

The Project Officer is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to:
(1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.



ARTICLE G.2. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in this contract, the following individuals are considered to be essential to the work being performed hereunder:

                     NAME              TITLE
                     Mark Cosentino    Principal Investigator
                     Kathi Shea        Lab Manager


ARTICLE G.3. INVOICE SUBMISSION

a. Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts NIH(RC)-1 are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a "proper" payment request pursuant to FAR 32.9.

     Invoices/financing requests shall be submitted concurrently as follows:


(1) An original and two copies to the following designated payment office:

                   National Institutes of Health
                   Office of Financial Management
                   Contracts Section, FAAB
                   Building 31, Room BlB05
                   31 CENTER DR MSC 2050
                   BETHESDA MD 20892-2050


                                       11







                                                       Contract No. NO2-CP-71001



(2) FOUR copies to the following approving officer:

          Mary E. Landi O'LEARY
          Contracting Officer
          Research Contracts Branch
          National Cancer Institute, NIH
          EPS, Room 620
          6120 EXECUTIVE BLVD MSC 7224
          BETHESDA MD 20892-7224


     Inquiries   regarding  payment  of  invoices  should  be  directed  to  the designated payment office, attention of Chief, Contract Accounting Section, DEFS (301) 496-6452.




ARTICLE G.4. CONTRACT FINANCIAL REPORT

a. Financial reports on the attached Form NIH 2706, Financial Report of Individual Project/Contract, shall be submitted by the Contractor in accordance with the Instructions for Completing Form NIH 2706, which accompany the form, in an original and two copies, not later than the 45th day after the close of the reporting period. The line entries for subdivisions of work end elements of cost (expenditure categories) which shall be reported within the total contract are listed in paragraphe; below. Subsequent changes and/or additions in the line entries shall be made in writing.

b. Unless otherwise stated in that part of the Instructions for Completing Form NIH 2706, entitled "PREPARATION INSTRUCTIONS," all columns A through J, shall be completed for each report submitted.

c. The first financial report shall cover the period consisting of the first full three calendar months following the date of the contract, in addition to any fractional part of the initial month. Thereafter, reports will be on a quarterly basis.

d. The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports. This clause does not supersede the record retention requirements in FAR Part 4.7.

e.   The  following  is a listing  of  expenditure  categories  to be  reported:

          Expenditure Category
                    A
          --------------------
          (1)  Direct Labor
                 (a) Principal Investigator
                 (b) Key Personnel
          (2)  Other Personnel
          (3)  Overhead
          (4)  Materials/Supplies
          (5)  ODC's (ODC's must be itemized)
          (6)  Equipment (Equipment must be itemized)
          (7)  G&A Expense
          (8)  Total Cost
          (9)  Fixed Fee
          (10) Total Cost Plus Fixed Fee


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                                                       Contract No. NO2-CP-71001


f. Copies of the above report shall be submitted in the following manner:

      REPORTS          PERIOD COVERED            DUE DATE        QUANTITIES

      Contract       03/01/97 - 05/31/97         07/15/97
      Financial      06/01/97 - 08/31/97         10/15/97        Original +
      Reports        09/01/97 - 11/30/97         01/15/98        2 copies


NOTE: IF THE  GOVERNMENT  EXERCISES  ITS OPTIONS  PURSUANT TO ARTICLE H., OPTION
      PROVISION, THE CONTRACT FINANCIAL REPORTS (NIH-2706) WILL CONTINUE TO BE DELIVERED IN THE FOLLOWING MANNER:

                     12/01/97 - 02/28/98         04/15/98
                     03/01/98 - 05/31/98         07/15/98
                     06/01/98 - 08/31/98         10/15/98
                     09/01/98 - 11/30/98         01/15/99
                     12/01/98 - 02/28/99         04/15/99
                     03/01/99 - 05/31/99         07/15/99        Original +
      Contract       06/01/99 - 08/31/99         10/15/99        2 copies
      Financial      09/01/99 - 11/30/99         01/15/00
      Report         12/01/99 - 02/28/00         04/15/00
                     03/01/00 - 05/31/00         07/15/00
                     06/01/00 - 08/31/00         10/15/00
                     09/01/00 - 11/30/00         01/15/01
                     12/01/00 - 02/28/01         04/15/01
                     03/01/01 - 05/31/01         07/15/01
                     06/01/01 - 08/31/01         10/15/01
                     09/01/01 - 11/30/01         01/15/02
                     12/01/01 - 02/28/02         02/28/02


g. The above item shall be addresses and delivered to:

          Contracting Officer
          N02-CP-71001
          Cancer Epidemiology Contracts Section
          Research Contracts Branch
          Nadonal Cancer Institute, NIH
          6120 EXECUTIVE BLVD MSC 7224
          BETHESDA MD 20892-7224


ARTICLE G.5. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in Part II, Section 1, the cognizant Contracting Officer responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

Chief, Financial Advisory Services Branch
Division of Contracts and Grants
National Institutes of Health
6100 EXECUTIVE BLVD ROOM 6B05
BETHESDA MD 20892

These rates are hereby incorporated without further action of the Contracting Officer.


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                                                       Contract No. NO2-CP-71001


ARTICLE G.6. GOVERNMENT PROPERTY

a. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in Section I of this contract, the Contractor shall comply with the provisions of DHHS Publication, Contractor's Guide for Control of Government Property, (1990), which is incorporated into this contract by reference. Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contract Property Administrator.

      This contract's Contract Property Administrator is:

          David A. Hubbard, II
          Contracts Property Administrator
          Research Contracts Property Administration, NIH
          Building 13, Room 2E-65
          13 SOUTH DR MSC 5748
          BETHESDA MD 20892-5748
          (301) 496-6467

b.    Contractor-Acquired Government Property - Schedule I-B

      Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor will be authorized to acquire the property listed in Schedule I-B, Attachment #5, for use in direct performance of the contract, following receipt of the Contracting Officer's written approval, based on contractor-furnished prices and evidence of competition.

c.    Government Furnished Property - Schedule II-A

      Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor is hereby authorized to retain custody of the property listed in Schedule II-A, Attachment #6 for use in direct performance of this contract. Accountability for the items listed in
      Schedule II-A is hereby transferred to this contract from predecessor Contract No. N01-CP-33060, under which these items were provided by the Government. Title to this property shall remain in the Government.


SECTION H - SPECIAL CONTRACT REQUIREMENTS


ARTICLE H.1.  REIMBURSEMENT  OF COSTS FOR  INDEPENDENT  RESEARCH AND DEVELOPMENT
              PROJECTS

The primary purpose of the Public Health Service (PHS) is to support and advance independent research within the scientific community. This support is provided in the form of contracts and grants totaling approximately 7 billion dollars annually. PHS has established effective, time tested and well recognized procedures for stimulating and supporting this independent research by selecting from multitudes of applications those research projects most worthy of support within the constraints of its appropriations. The reimbursement through the indirect cost mechanism of independent research and development costs not incidental to product improvement would circumvent this competitive process.

To ensure that all research and development projects receive similar and equal consideration, all organizations may compete for direct funding of independent research and devdopment projects they consider worthy of support by submitting those projects to the appropriate Public Health Service grant office for review. Since these projects may be submitted for direct funding, the Contractor agrees that no costs for any independent research and development project, including all applicable indirect costs, will be claimed under this contract.

                                       14







                                                       Contract No. NO2-CP-71001


ARTICLE H.2. HUMAN SUBJECTS

It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract, and that no material developed, modified, or delivered by or to the Government under this contract, or any subsequent modification of such material, will be used by the Contractor or made available by the Contractor for use by anyone other than the Government, for experimental or therapeutic use involving humans without the prior written approval of the Contracting Officer.


ARTICLE H.3. HUMAN MATERIALS

It is understood that the acquisition and supply of all human specimen material (including fetal material) used under this contract will be obtained by the Contract or in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States and that no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.


ARTICLE H.4. PRIVACY ACT

This procurement action requires the Contractor to do one or more of the following: design, develop, or operate a system of records on individuals to accomplish an agency function in accordance with the Privacy Act of 1974, Public Law 93-579, December 31, 1974 (5 USC 552a) and applicable agency regulations. Violation of the Act may involve the imposition of criminal penalties.

The Privacy Act System of Records applicable to this project is Number 09-25-0130. This document is incorporated into this contract as Attachment #6.


ARTICLE H.5. OPTION PROVISION

Unless the Government exercises its option pursuant to the Option Clause set forth in ARTICLE I.3., the contract will consist only of the entire Statement of Work for 12 months only as defined in Sections C and F of the contract. Pursuant to clause 52.217-9 set forth in ARTICLE I.3. of this contract, the Government may, by unilateral contract modification, require the Contractor to perform the Statement of Work for an additional 48 months (12 months per each option) as also defined in Sections C and F of the contract. If the Government exercises this option, notice must be given at least 60 days prior to the expiration date of this contract, and the estimated cost plus fixed fee of the contract will be increased as set forth in ARTICLE B.2.

                                       15







                                                       Contract No. NO2-CP-71001


ARTICLE H.6. CONFIDENTIALITY OF INFORMATTON

The following information is covered by HHSAR Chase 352.224-70, Confidendality of Information (APRIL 1984):

a. Identification of Specimen source or donor name;
b. All records of manipulations on all specimens;
c. Information concerning the identification of the patient, the diagnosis, demographic information or other such information;
d. Written, hard-copy records of inventory sheets.

ARTICLE H.7. PUBLICATION AND PUBLICITY

The contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgement substantially as follows:

   "This project has been funded in whole or in part with federal funds from the National Cancer Institute, National Institutes of Health, under Contract No.N02-CP-71001."

                                       16






                                                       Contract No. NO2-CP-71001


                           PART II - CONTRACT CLAUSES

                                     PART II


SECTION I - CONTRACT CLAUSES

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT SERVICE CONTRACT - CLAUSES INCORPORATED BY REFERENCE (APRIL 1984)


This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available [FAR 52.252-2 (JUNE
1988)].

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

            FAR
         CLAUSE NO.        TITLE AND DATE

         52.202-1          Definitions (OCTOBER l995)

         52.203-3          Gratuides (Over $100,000) (APRIL 1984)

         52.203-5          Covenant  Against  Contingent  Fees  (Over  $100,000)
                           (APRIL 1984)

         52.203-6 Restrictions on Subcontractor Sales to the Government (Over $100,000) (JULY 1995)

         52.203-7          Anti-Kickback Procedures (Over $100,000) (JULY 1995)

         52.203-10         Price  or Fee  Adjustment  for  Illegal  or  Improper
                           Activity (Over $100,000) (SEPTEMBER l990)

         52.203-12         Limitation on Payments to Influence  Certain  Federal
                           Transactions (Over $100,000) (JANUARY 1990)

         52.204-4 Printing/Copying Double-Sided on Recycled Paper (Over $100,000) JUNE 1996)

         52.209-6          Protecting    the    Government's    Interests   when
                           Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (JULY 1995)

         52.215-2          Audit  and  Records  -  Negotiation  (Over  $100,000)
                           (AUGUST 1996)

         52.215-22         Price  Reduction for  Defective  Cost or Pricing Data
                           (OCTOBER 1995)

         52.215-24         Subcontractor  Cost or Pricing  Data (Over  $500,000)
                           (OCTOBER 1995)

         52.215-26         Integrity  of Unit Prices  (Over  $100,000)  (OCTOBER
                           1995)

         52.215-27         Termination of Defined  Benefit  Pension Plans (MARCH
                           1996)

         52.215-33         Order of Precedence (JANUARY 1986)


                                       17






                                                       Contract No. NO2-CP-71001



            FAR
         CLAUSE NO.        TITLE AND DATE
         ----------        --------------

         52.215-39         Reversion or Adjustment of Plans for  Post-Retirement
                           Benefits other than Pensions (PRB) (MARCH 1996)

         52.215-40         Notification  of Ownership  Changes  (Over  $500,000)
                           (FEBRUARY 1995)

         52.215-42         Requirements  for Cost or Pricing Data or Information
                           Other  Than  Cost  or  Pricing  Data--  Modifications
                           (OCTOBER 1995)

         52.216-7          Allowable Cost and Payment (AUGUST 1996)

         52.216-8          Fixed Fee (APRIL 1984)

         52.219-8          Utilization  of  Small,  Small   Disadvantaged,   and
                           Women-Owned Small Business Concerns (Over $100,000) (OCTOBER 1995)

         52.219-9 Small, Small Disadvantaged, and Women-Owned Small Business Subcontracting Plan (Over $500,000) (AUGUST
                           1996)

         52.219-16         Liquidated   Damages  -  Subcontracting   Plan  (Over
                           $500,000) (OCTOBER 1995)

         52.222-2          Payment for Overtime  Premium (Over  $100,000)  (JULY
                           1990) (NOTE: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

         52.222-3          Convict Labor (AUGUST 1996)

         52.222-26         Equal Opportunity (APRIL 1984)

         52.222-28         EEO   Preaward   Clearance  of   Subcontracts   (Over
                           $1,000,000) (APRIL 1984)

         52.222-35         Affirmative  Action for Special Disabled  and Vietnam
                           Era Veterans (APRIL 1984)

         52.222-36         Affirmative  Action for  Handicapped  Workers  (APRIL
                           1984)

         52.222-37         Employment  Reports on Special Disabled  Veterans and
                           Veterans of the Vietnam Era JANUARY 1988)

         52.223-2          Clean Air and Water (Over $100,000) (APRIL 1984)

         52.223-6          Drug Free Workplace(JULY 1990)

         52.223-14         Toxic Chemical Release Reporting (OCTOBER 1996)

         52.225-1l         Restrictions  on Certain Foreign  Purchases  (OCTOBER
                           1996)

         52.227-1          Authorization and Consent (Over $50,000) (JULY 1995)

         52.227-2 Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000) (AUGUST 1996)

                                       18                       CR-Service 10/96






                                                       Contract No. NO2-CP-71001


            FAR
         CLAUSE NO.        TITLE AND DATE
         ----------        --------------

         52.227-3          Patent Indemnity (APRIL 1984)

         52.227-14         Rights in Data - General (JUNE 1987)

         52.232-9          Limitation on Withholding of Payments (APRIL 1984)

         52.232-17         Interest (Over $100,000) (JUNE 1996)

         52.232-20         Limitation of Cost (APRIL 1984)

         52.232-23         Assignment of Claims (JANUARY 1986)

         52.232-25         Prompt Payment (MARCH l994)

         52.232-33         Mandatory  Information for Electronic  Funds Transfer
                           Payment (AUGUST 1996)

         52.233-1          Disputes (OCTOBER l995)

         52.233-3          Protest After Award  (AUGUST  1996) With  Alternate I
                           (JUNE 1985)

         52.242-1          Notice of Intent to Disallow Costs (APRIL 1984)

         52.242-3          Penalties  for  Unallowable   Costs  (Over  $500,000)
                           (OCTOBER l995)

         52.242-4          Certification of Indirect Costs (OCTOBER 1995)

         52.242-13         Bankruptcy (Over $100,000) (JULY 1995)

         52.243-2 Changes - Cost Reimbursement (AUGUST 1987) Alternate I (APRIL 1984)

         52.244-2 Subcontracts (Cost-Reimbursement and Letter Contracts) (MARCH l996) *If written consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance Understandings of the contract.

         52.244-5 Competition in Subcontracting (Over $100,00)(JANUARY l996)

         52.245-5 Government Property (Cost-Reimbursement, Time and Material, or Labor-Hour Contract) (JANUARY 1986)

         52.246-25         Limitation of  Liability - Services  (Over  $100,000)
                           (APRIL 1984)

         52.249-6          Termination (Cost-Reimbursement) (SEPTEMBER l996)

         52.249-14         Excusable Delays (APRIL 1984)

         52.253-1          Computer Generated Forms (JANUARY 199l)


                                       19                       CR-Service 10/96







                                                       Contract No. NO2-CP-71001

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR)(48 CFR CHAPTER 3) CLAUSES:


         352.202-1         Definitions (APRIL 1984) Alternate I (APRIL 1984)
         352.228-7         Insurance - Liability to Third Persons(DECEMBER 1991)
         352 232-9         Withholding of Contract Payments (APRIL 1984)
         352.233-70        Litigation and Claims (APRIL 1984)
         352.242-71        Final Decisions on Audit Findings (APRIL 1984)
         352.270-5         Key Personnel (APRIL 1984)
         352.270-6         Publication and Publicity (JULY l99l)
         352.270-7         Paperwork Reduction Act (APRIL 1984)

[End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT SERVICE CONTRACT]


                                       20                       CR-Service 10/96








                                                       Contract No. NO2-CP-71001


ARTICLE 1.2. AUTHORIZED SUBSTITUTIONS OF CLAUSES

ARTICLE 1.1. of this SECTION is hereby modified as follows:

(1) FAR Clause 52.219-9, SMALL, SMALL DISADVANTAGED, AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN (OCTOBER 1995), and FAR Clause 52.219-16, LIQUIDATED DAMAGES-- SUBCONTRACTING PLAN (OCTOBER 1995) are deleted in their entirety.

(2) FAR Clause 52.232-20, LIMITATION OF COST (APRIL 1984), is deleted in its entirety and FAR Clause 52.232-22, LIMITATION OF FUNDS (APRIL 1984), is substituted therefor.

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES
This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.
     Where necessary, the Government has indicated required clause information specific to this contract.

a.    FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

      (1) FAR Clause 52.215-31, Waiver of Facilities Capital Cost of Money (SEPTEMBER 1987) is added.

      (2) FAR 52.217-9, Option to Extend the Term of the Contract (MARCH 1989).

         "(a) The  Government  may extend the term of this  contract  by written notice to the Contractor within 60....

          (c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 60 MONTHS.

      (3) FAR 52.219-6, Notice of Small Business Set-Aside JULY 1996).

      (4) FAR 52.219-14, Limitations on Subcontracting JANUARY 1991).

      (5) FAR 52.224-1, Privacy Act Notification (APRIL 1984).

      (6) FAR 52.224-2, Privacy Act (APRIL 1984).

      (7) Alternate I (JUNE 1987), FAR 52.227-14,  Rights in  Data--General JUNE
          1987).

      (8) FAR 52.251-1, Government Supply Sources (APRIL 1984).

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATIONS/PUBLIC HEALTH SERVICE ACQUISITION ON REGULATIONS (HHSAR)(PHSAR)(48 CFR CHAPTER 3)
      CLAUSES: This contract incorporates the following clauses by reference, (unless otherwise noted) with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

      (1) PHS 352.223-70, Safety and Health (APRIL 1984), is hereby incorporated in full text. See Part III, Section J of this contract.

      (2) HHSAR 352.224-70, Confidendality of Information (APRIL 1984).

c. NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES: The following clause(s) are attached and made a part of this contract:

      (1) NIH(RC)-7, Procurement of Certain Equipment (APRIL 1984) (OMB Bulletin 81-16).

                                       21







                                                       Contract No. NO2-CP-71001



ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1) CLAUSES:

a. FAR Clause 52.203-9 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-- MODIFICATION (OVER $100.000) (SEPTEMBER 1995)

      (a) DEFINITIONS. The definitions set forth in FAR 3.1044 are hereby incorporated in this clause.

      (b)  The  Contractor  agrees that it will  execute the  certification  set forth  in  paragraph  (c)  of  this  clause  when  requested  by  the
           Contracting Officer in connection with the execution of any modification of this contract.

      (c) CERTIFICATION. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification. The certification in paragraph
           (c)(2) of this clause is not required for a modification which procures commercial items.

CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION (NOVEMBER 1990)

           (1) I, _______________ [NAME OF CERTIFIER] am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement [contract and modifcation number].

           (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of _______(Name of Offerer) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the PAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

           (3) VIOLATIONS OR POSSIBLE VIOLATIONS: [CONTINUE ON PLAIN BOND PAPER IF NECESSARY AND LABEL CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION (CONTINUATION SHEET), ENTER "NONE" IF NONE EXISTS]

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               ---------------------
               [SIGNATURE OF THE OFFICER OR EMPLOYEE RESPONSIBLE FOR THE MODIFICATION PROPOSAL AND DATE]

               ---------------------
               [TYPED NAME OF THE OFFICER OR EMPLOYEE RESPONSIBLE FOR THE MODIFICATION PROPOSAL]

               *Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection (f) is effective on June 1, 1991.

                                       22







                                                       Contract No. N02-CP-71001


               THIS CERTIFICATION CONCERNS A MATTER W1THIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER
               SUBJECT  TO  PROSECUTION  UNDER  TITLE 18,  UNITED  STATES  CODE,
               SECTION 1001.


                             [End of certification]

(d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the Contractor. If a contractor decides to rely on a certification executed prior to the suspension of secdon 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agent, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the Contractor.

(e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

                               [End of clause]




                                       23



                                                       Contract No. NO2-CP-71001

                                    PART III

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:


1.  Statement of Work, (02/97), 6 pages.

2. Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-1 (6/18/92), 4 pages.

3.  Financial Report of Individual Project/Contract, NIH 2706, (5/92), 1 page.

4. Instructions for Completing form NIH 2706, Financial Report of Individual Project/Contract, (5/92), 3 pages.

5.  Contractor-Acquired Government Property - Schedule I-B, (2/97), 1 page.

6.  Government Furnished Property - Schedule II-A, (2/97), 2, pages.

7. Privacy Act System of Records, Number 09-25-0130, as cited in the Federal Register Notice issued in Volume 56, Number 8, 2 pages, dated 1/91

8.  Safety and Health, PHSAR Clause 352.223-70,(4/84), 2 pages.

9.  Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, 1 page.




                                       24





                                                       Contract No. N02-CP-71001

                                     PART IV
                                     -------

SECTION K - REPRESENTATIONS AND CERTIFICATIONS
----------------------------------------------

The following documents are incorporated by reference in this contract:

1. Representations and Certifications, dated November 27, 1996.


                               END of the SCHEDULE
                               -------------------
                                   (CONTRACT)


                                       25






                                                       Contract No. N02-CP-71001

                               Statement of work
                               -----------------

a. Independently and not as an agent of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work below:

         1)    The  Contractor  shall  provide the services  described  below in
               accordance   with    Contractor-developed,    Government-approved
               protocols:

               a)     separation   and   viable    cryopreservation   of   blood
                      mononuclear Lymphocytes;

               b) separation, aliquotting and storage of serum, plasma and/or urine as needed;

               c)     cryopreservation of bone marrow samples;

               d)     storage of tumor extracts;

               e)     cryopreservation of whole tumor tissue;

               f)     cryopreservation of intact red blood cells;

               g)     viable    cryopreservation   of   previously   established
                      lymphoblastoid cell lines;

               h) storage of DNA and other biological materials as specified by the Project Officer (e.g., pathology slides and tissue block);

               i)     extraction of DNA from biologic materials;

               j) specimen processing as required by NCI to preserve special biologic materials;

               k) logging in, labeling and tracking of each vial of each sample employing an NCI developed computerized specimen tracking system, including all laboratory safeguards to insure the fidelity and purity of each sample; and

               1) maintenance of the previously-established repository currently containing more than 1.4 million biological specimens and allowance for an estimated increase of up to 25% of freezer storage space.

Statement of Work                                                  Attachment #1
02/97                                                                Page 1 of 6








                                                       Contract No. N02-CP-71001


         2) Processing services shall be available routinely between the hours of 9:00 a.m. and 2:00 p.m., Monday through Friday, and at any other time (including nights, weekends and holidays) by special arrangement, usually with advance notice. A laboratory staff member shall be available during nonbusiness hours for emergency specimen processing (as might occur when a patient dies). A biobazard area adequate for processing specimens with Acquired Immunodeficiency Syndrome (AIDS) shall be available for the processing of all biologic samples.

         3) The Contractor shall supply messenger service to pick up specimens or inter-laboratory communication from medical care facilities in the Washington, D C., area or at area transportation centers (i.e., Dulles International, D.C. National and Baltimore/Washington International Airports). This messenger service shall be supplied by the Contractor and not subcontracted to commercial carriers. All specimens submitted to the laboratory for processing shall be scheduled in advance, except in emergencies as detailed below. Specimens shall be delivered to the Contractor's laboratory within four hours of notification for pick-up. Specimens shall be protected from temperature extremes by use of insulated containers or other acceptable means as needed. A portable liquid nitrogen container for transport of frozen cells or tumor specimens shall also be required. Only specimens provided by or approved by the Project Officer shall be accepted for processing and storage by the Contractor.

         4) The Contractor shall be responsible for recording and monitoring the location of all specimens that are being sent or received through use of a log book of all requests and specimens. The Contractor shall be responsible for monitoring, shipping and receipt of specimens to minimize delay or loss. If a specimen is not received within four hours of expected delivery, the Contractor shall inform the Project Officer by telephone. An after-hours telephone number of the Contractor's staff member shall be available to assist in this follow-up and the staff member shall be available at that number. The Contractor shall be responsible for immediately tracing the location of delinquent specimens not received when expected. All specimens that are of questionable research value shall be noted and the Project Officer immediately notified by telephone, as well as in writing, providing identifying names or numbers, quantity, place of origin, a concise narrative description of the event, etc., so that appropriate action can be initiated. The Contractor shall designate a specific individual to be responsible for after-hours specimen processing and name an alternate to act when the primary person is not available.

         5) The Contractor shall maintain a repository of biologic specimens for the Epidemiology and Biostatistics Program (EBP). This shall include frozen serum, plasma, urine, tumor tissue, tumor tissue extracts, whole red blood cells, separated and frozen white blood cells, or fractions of white blood cell populations, bone marrow cells, body fluids, lymphoblastoid cell lines, DNA, stool specimens or smears or slides, pathology paraffin blocks, and other types of specimens as specified by the Project Officer. These materials shall be maintained at optimum temperatures for long-term storage, including liquid nitrogen, if appropriate.



Statement of Work                                                  Attachment #1

02/97                                                                Page 2 of 6






                                                       Contract No. N02-CP-71001

         6) All specimens will be submitted to the Contractor, accompanied by written identification of the specimen source, using forms supplied by the Project Officer. Specimens from members of NCI-associated families will be submitted with a unique Family Studies identification number to insure compatibility with NCI laboratory computer data bases. Specimens shall be assigned a unique code number which shall be the only identification of the specimen in future laboratory processing, dispersal, etc. This code number shall comply with the format and convention established by the NCI Project Officer. The name of the donor shall not be used in labeling of specimens or in correspondence concerning the specimen by laboratory personnel. Such labeling shall uniquely identify each vial of each specimen and the quality of that individual vial will be recorded and updated as needed in the NCI-developed computer system.

         7) The Contractor shall provide and train primary and backup staff in the operation of a computerized record system for specimens which has been developed and furnished by the Project Officer. Using this system, the laboratory shall keep records of all manipulation on all specimens and accurately enter data on each specimen. The data shall include but not be limited to vial identification number, study ID, material type and material description, volume, weight or cell concentration, freezer location, subject ID, crisis events, data received, specimen vial quality, etc. Data shall be entered into the system, with attention to extreme accuracy, within 48 hours of receipt or as specified by the NCI Project Officer. The Contractor shall be responsible for extracting this information from either data forms or floppy disks which will be transmitted with the samples. The Contractor shall also use this system to monitor and track all activities related to specimens. The Project Officer will supply computer support for generating management reports for the Contractor on a regular basis.

         8) The Contractor shall prepare a variety of specimens for storage. Specifically, white blood cell separation, fractionation and viable cryopreservation, red blood cell cryopreservation, serum separation and storage of aliquots of 0.5 ml, plasma separation and storage, tumor tissue freezing, tumor tissue extracts, urine, serum, or blood fluid lyophilization, freezing and/or extraction of stool specimens and other techniques as required. Specimens shall be stored in containers impervious to entry of CO2 so that they can be shipped on dry ice. In order to ensure the viability of valuable specimens, the Contractor shall be prepared to have appropriate personnel travel to a contract site, foreign or domestic, to train local staff on optimal techniques for freezing viable material.

Statement of Work                                                  Attachment #1

02/97                                                                Page 3 of 6








                                                       Contract No. N02-CP-71001


         9) Freezers shall be equipped with a stylus recording system indicating consistency of temperature which shall be reviewed an a scheduled basis each day at specified times. Freezer malfunctions must give warning by means of an alarm system. The Contractor must provide a central alarm system monitored 24-hours a day, 365 days a year. A switch-operated electric generator of appropriate wattage for these particular freezers shall be hooked up and be maintained on standby in the event of a major power outage. Liquid nitrogen freezers must have automatic filling mechanisms drawing on a constant central source of liquid nitrogen with emergency back-up. All unplanned defrostings must be logged, giving date and times during which defrostings were in effect and temperature reached, and reported by telephone as soon as possible to the Project Officer. The circumstances of the defrosting shall be reported immediately to the Project Officer in writing, giving full particulars.

         10) The laboratory shall keep clear records of all manipulations on all specimens and carefully document specimen type, volume, cell concentration, source, "crisis events", etc. for each sample. The exact freezer location shall be known for each specimen and shall be kept in a master log which is easy to understand. Information shall be supplied routinely to the NCI Project Officer on forms designed and supplied by NCI in conjunction with laboratory personnel. Ihese records shall include number of vials, exact location of vials and specimen type. The Contractor shall conduct a complete inventory of all stored specimens on an annual basis. Thorough quality control protocols must be designed, documented and approved by the NCI Project Officer. These protocols must be rigorously implemented in the conduct of the inventories. The results of each inventory shall be documented in the Annual Technical Progress Report.

         11) The Contractor shall respond only to written requests for biological specimens from collaborating investigators, which have been approved by the NCI Project Officer or his/her designee(s). Specimens shall not be sent to any investigator without a written request from the NCI Project Officer or his/her designee(s). A copy of this written request and Contractor-generated correspondence shall be sent to the NCI Project Officer. All written requests for specimen distribution shall be acted upon within four working days of receipt, unless permission to delay such action is obtained from the Project Officer.

               The Contractor shall not supply the outside collaborator with any information concerning the biological specimens other than code number, specimen type or other infomrmation essential to specimen processing. Requests for identificatian of the patient, the diagnosis, demographic data or other such information shall be referred to the NCI Project Officer.

               The Contractor shall never send out the last vial from a particular specimen without explicit authorization from the Project Officer.


Statement of Work                                                  Attachment #1
02/97                                                                Page 4 of 6









                                                       Contract No. N02-CP-71001


               The  Contractor  shall prepare  specimens  for  shipment,  supply shipping containers appropriate to maintain specimens in the proper state (cool, frozen, deep frozen, etc.) and make arrangements through commercial air freight companies and other carriers to send biologic specimens to collaborating investigators in an expeditious (e.g., overnight or same day) fashion. For immunologic or genetic typing studies, the Contractor shall prepare specimens for delivery to the local HLA typing laboratory or immune function laboratory in a suitable form. The local in-house delivery service shall be used for these particular specimens to ensure expeditious delivery under optimum conditions. In some cases, commercial freight companies shall be used in overnight shipments to investigators in other cities. The Contractor shall be responsible for notifying the receiving laboratory of the specimens' shipment and anticipated arrival time to insure that the receiving laboratory is prepared to receive the specimens. All specimens for both immunologic testing and HLA typing and serum or other type storage shall be processed by the Contractor. Peripheral blood cells shall be aliquotted for storage in suitable quantities for subsequent testing. Other specimens, such as red blood cells, plasma, serum, urine, stool, tumor tissue, and body fluids shall be processed for storage in appropriate aliquots.

         12) The Contractor shall be prepared to process the following quantities of materials:

                                                       Typical Total
                             Max Daily      Vials      Monthly Volume
     Material                  /person     /person   (Individual Samples)
----------------------------------------------------------------------------
WBC Cryopreservation         1,500 cc (60)      5      15,000 cc (250)
Plasma/serum aliquotting     2,500 cc (60)    6-12     25,000 cc (250)
RBC cryopreservation           250 cc (25)      5         750 cc (75)
Pelleted lymphocytes           150 cc (15)      4         600 cc (60)
Buffy coat preps               200 cc (20)      2         300 cc (30)
Receipt frozen vials         10,000 vials     any     120,000 vials
Thawing/ aliquotting            N/A           any         500 vials
Dispersal specimens             N/A           any       4,000 vials


               Although these are ESTIMATES of the amount of work, the Contractor must be able to accommodate highly variable amounts of processing and possible changes in specimen types and volumes depending on the new studies evolving during the contract (e.g. increased processing of buccal swabs and rinses; gastric juice; feces; urine, etc.). All prioritization of the specimen processing is determined by the NCI Project Officer. Not all maximal quantities of each material will arrive on a given day.

               For this aspect of the contract, it is anticipated that technicians shall be available at least one day per weekend through the entire period of this contract (the weekend blood samples will be less than 200 ml and from less than five donors).

Statement of Work                                                 Attachment # 1
02/97                                                                Page 5 of 6








                                                       Contract No. N02-CP-71001

         13) The Contractor shall handle international shipments of biological specimens (blood components, urine, gastric juice, and biopsy specimens) and clearance of these shipments through U.S. and foreign customs. The Contractor must provide a separate shipping/customs agent to coordinate shipping clear specimens through customs at U.S. entry port, transfer to appropriate courier/express delivery service for shipment within the U.S., and notify Contractor of all arrangements so that specimens can be easily tracked. Close coordination is vital because these samples may need to be kept frozen with dry ice, and freezer-to-freezer shipping time must be less than 72 hours. Delays of just one or two days will seriously jeopardize months of scientific and medical work. Large quantities of samples are shipped from Europe, the East Indies, Africa, China and other geographic locales. In each instance, the repository Contractor shall have responsibility for coordinating logistics to insure their timely arrival, including contracting with appropriate customs brokers and agents to expedite shipment and customs clearances.

Statement of Work                                                 Attachment # 1
02/97                                                                Page 6 of 6








                                                       Contract No. NO2-CP-71001

                     INVOICE/FINANCING REQUEST INSTRUCTIONS
                     --------------------------------------
              FOR NIH COST-REIMBURSEMENT TYPE CONTRACTS, NIH(RC)-1
              ----------------------------------------------------

General: The Contractor shall submit claims for reimbursement in the manner and format described herein and as illustrated in the sample invoice/financing request.

Format: Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal; and Standard Form 1035, Public Voucher for Purchases and Services Other Than Personal-Continuation Sheet, or reproduced copies of such forms marked ORIGINAL should be used to submit claims for reimbursement. In lieu of SF-1034 and SF-1035, claims may be submitted on Form NIH 2706, Financial Report of Individual Project/Contract, or on the payee's letterhead or self-designed form provided that it contains the information shown on the sample invoice/financing request.

Number of Copies: As indicated in the Invoice Submission clause in the contract.

Frequency: Invoices/financing requests submitted in accordance with the payment clause shall be submitted monthly unless otherwise authorized by the Contracting Officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Bi11ing of Costs Incurred: If billed costs include: (1) Costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the amount and month(s) in which such costs were incurred shall be cited.

Contractor's Fiscal Year: Invoices/financing requests shall be prepared in such a manner that costs claimed can be identified with the Contractor's fiscal year.

Currency: All NIH contracts are expressed in United States dollars. Where expenditures are made in a currency other than United States dollars, billings on the contract shall be expressed, and reimbursement by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approva1: Costs requiring the Contracting Officer's approval which are not set forth in an advance understanding in the contract sball be so identified and reference the Contracting Officer's Authorization
(COA) number.

Invoice/Financing Request Identification: Each invoice/financing request shall be identified as either:

(a) Interim Invoice/Contract Financing Request: These are interim payment requests submitted during the contract performance period.

(b) Completion Invoice: The completion invoice is a final invoice which is submitted promptly upon completion of the work, but no later than one year from the contract completion date. The completion invoice should be submitted when all costs (except for finalization of indirect cost rates) have been assigned to the contract and all performance provisions have been completed.

(c) Fina1 Invoice: A revised final invoice may be required after the amounts owed have been settled between the Govermnent and the Contractor (e.g., final indirect cost rates and resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The Contractor shall furnish the information set forth in the explanatory notes below. These notes are keyed to the entries of the sample invoice/financing request.

NIH(RC)-1                                                          ATTACHMENT #2
Rev. 6/18/92                                                              Page 1









                                                       Contract No. NO2-CP-71001


(a) Payor's Name and Address: The paying office and address, identifier in the Invoice Submission clause of the contract, shall be entered on all copies of the invoice/financing request.

(b) Invoice/Financing Request Number: Insert the appropriate serial number of the invoice/financing request.

(c) Date   Invoice/Financing    Request   Prepared:    Insert   the   date   the
    invoice/financing request is prepared.

(d) Contract Number and Date: Insert the contract number and the date of the contract.

(e) Payee's Name and Address: Show the Contractor's name (as it appears in the contract), correct address, and the title and phone number of the responsible offficial to whom payment is to be sent. When an approved assignment has been made by the Contractor, or a different payee has been designated, then insert the name and address of the payee instead of the Contractor.

(f) Total Estimated Cost of Contract: Insert the total estimated cost of the contract, exclusive of fixed-fee. For incrementally funded contracts, enter the amount currently obligated and available for payment.

(g) Total Fixed-Fee: Insert the total fixed-fee (where applicable).

(h) Billing Period: Insert the beginning and ending dates (day, month, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(i) Amount Billed for Current Period: Insert the amount billed for the major cost elements, adjustment and adjusted amounts for the period.

(j) cumulative Amount from Inception to Date of this Billing: Insert the cumulative amount billed for the major cost elements and adjusted amounts claimed during this contract.

(k) Direct Costs: Insert the major cost elements. For each element, consider the application of the paragraph entitled Costs Requiring Prior Approval on page 1 of these instructions.

    (1) Direct Labor: This consists of salaries and wages paid (or accrued) for direct performance of the contract.


    (2) Fringe Benefit: This represents fringe benefits applicable to direct labor and billed as a direct cost. Fringe benefits included in indirect costs should not be identified here.

    (3) Accountable Personal Property: This category of cost includes permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more and having an expected service life of more than two years, and sensitive property regardless of cost (See the DHHS Contractor's Guide for Control of Government Property.) Show permanent research equipment separate from general purpose equipment. Prepare and attach Form HHS 565, Report of Accountable Property," in accordance with the following instructions:

         List each item for which reimbursement is requested. A reference shall be made to the following (as applicable):

         (A) The item number for the specific piece of equipment listed in the Property Schedule;

         (B) The Contracting Officer's Authorization letter and number, if the equipment is not covered by the Property Schedule, or;

         (C) Be preceded by an asterisk (*) if the equipment is below the approval level.

               Further itemization of invoices/financing requests shall only be required for items having specific limitations set forth in the contract.


NIH(RC)-1                                                          ATTACHMENT #2
Rev. 6/18/92                                                              Page 2






                                                       Contract No. NO2-CP-71001


   (4) Materials & Supplies: This category includes equipment with unit costs of less than $500 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

   (5)   Premium Pay: This is remuneration in excess of the basic hourly rate.

   (6) Consultant Fee: Fees paid to consultants. Identify consultant by name or category as set forth in the contract's advance understanding or in the COA letter, as wel1 as the effort (i.e., number of hours, days, etc.) and rate being billed.

   (7) Travel Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and posessions, foreign travel means travel outside that country. Foreign travel should be billed separately from domestic travel.

   (8)   Subcontract Costs: List subcontractor(s) by name and amount billed.

   (9) Other: List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amount separately. If the contract contains restrictions on any cost element, that cost element should be listed separately.

(l) Cost of Money (COM): Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(m) Indirect Costs Overhead: Cite the formula (rate and base) in effect during the time the cost was incurred and for which reimbursement is claimed. If special rate is being used; e.g., off-site, then so specify.

(n) Fixed-Fee: If the contract provides for a fixed-fee, it must be claimed as provided for by the contract. Cite the formula or method of computation.

(o) Total Amounts Claimed: Insert the total amounts claimed for the current and cumulative periods.

(p) Adjustments: This includes amounts conceded by the Contractor, outstanding suspensions and disapprovals subject to appeal.

(q) Grand Totals: The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim invoices/financing requests.

NIH(RC)-1                                                          ATTACHMENT #2
Rev. 6/18/92                                                              Page 3






                                                       Contract No. N02-CP-71001


SAMPLE INVOICE/FINANCING REQUEST
--------------------------------------------------------------------------------
(a)  Payor's Name and Address                (b)  Invoice/financing Requed No.
     NATIONAL INSTITUTES OF HEALTH
     Division of Financial Management
     Contract Accounting Branch, DBS         (c)  Date Voucher Prepared
     Building 31, Room B1B05A
     31 CENTER DR MSC 2050
     BETHESDA MD 20892-2050                  (d)  MAO No. and Date
--------------------------------------------------------------------------------
(e)  Payee's Name and Address                (f)  Total Estimated Cod of MAO
     ABC CORPORATION
     100 Main Street
     Anywhere, U.S.A. Zip Code
                                             (g)  Total Fixed Fee
                                             -----------------------------------
 Attention: Name, Title and Phone Number of
            Official to Whom Payment is Sent
--------------------------------------------------------------------------------
(h) This invoice/financing request represents reimbursable costs from August 1, 1992 through August 31, 1992.
--------------------------------------------------------------------------------

                                    (i)     Amount Billed for         (j) Cumulative Amount From Inception
                                            Current Period                     to Date of this Billing
(k) Direct Costs

    (l) Direct labor                            $ 3,400                              $ 6,800
    (2) Fringe Benefits                             600                                1,200

    (3) Accountable Personal Property
        (Attach HHS 565)
        Permanent Research                        3,000                                8,000
        General Purpose                           2,000                                2,000
    (4) Materials and Supplies                    2,000                                4,000
    (5) Premium Pay                                 100                                  150
    (6) Consultant Fee                              100                                  100
        Dr. Jones/1 day @, 100-COA #3
    (7) Travel - Domestic                           200                                  200
        Foreign                                     200                                  200
    (8) Subcontract Cost                              0                                    0
    (9) Other                                   $     0                              $     0

    Total Direct Costs                          $11,600                              $20,650

(l) Cost of Money                                 2,400                                3,6OO
    (Factor) or (Appropriate Base)
                                                  4,000                                6,000
(m) Indirect Costs - Overhead
    % of Direct Labor or Other Base
    (Formula)
                                                    700                                1,400
(n) Fixed-Fee Earned (Formula)
                                                $18,700                              $31,650
(o) Total Amount Claimed

(p) Adjustments
      Outstanding Suspensions
                                                $18,700                              $29,950

(q) Grand Totals



    "I certify that all payments requested are for appropriate purposes and in accordance with the contract."

          ________________________                      ______________
             (Name of Official)                             (Title)
--------------------------------------------------------------------------------
NIH(RC)-1                                                          ATTACHMENT #2
Rev. 6/18/92                                                              Page 4






                                                       Contract No. NO2-CP-71001
------------------------------------------------------------------------------------------------------------------------------------
National Institutes of Health           Project Task:            Contract No.:            Date of Report:
FINANCIAL REPORT OF INDIVIDUAL                                        N02-CP-71001                       0990-0131
PROJECT/CONTRACT, NIH FORM 2706
Note: Complete this Form in            ---------------------------------------------------------------------------------------------
      Accordance with Accompanying      Reporting Period:        Contractor Name and Address:
      Instructions.                                              BTRL Contracts & Services, Inc. dba/Biotech Research Laboratories.
                                                                 3 Taft Court
                                                                 Rockville, MD 20850
------------------------------------------------------------------------------------------------------------------------------------

                    Percentage of     Cumulative     Incurred   Cumulative  Estimated  Estimated Cost Funded Contract Variance (Over
Expenditure          Effort/Hours    Incurred Cost     Cost    Cost to Date  Cost to    at Completion      Amount       or Under)
 Category                           at End of Prior   Current    (D + E)     Complete      (F & G)                        (I - H)
                    Funded  Actual      Period
------------------------------------------------------------------------------------------------------------------------------------
     A                B       C            D             E          F           G             H              I               J
------------------------------------------------------------------------------------------------------------------------------------
Professional Staff   4,864                                                                               $104,245
Laboratorv Staff     7,488                                                                               $ 96,963
Administrative/Other 6,268                                                                               $ 70,146

Total Direct Labor  18,620                                                                               $271,354
Overhead                                                                                                 $312,057

Materials                                                                                                $101,738
ODC's                                                                                                    $ 30,143
Equipment                                                                                                $ 66,745
G&A                                                                                                      $ 86,024

TOTAL COST                                                                                               $868,060
Fee                                                                                                      $ 47,743
TOTAL CPFF                                                                                               $915,803






NIH 2706 (5/92) (Formerly HHS-646)                                 ATTACHMENT #3









                                                       Contract No. NO2-CP-71001



                    INSTRUCTIONS FOR COMPLETING FORM NIH 2706
                "FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT"

GENERAL INFORMATION

PURPOSE. Form NIH 2706 is designed to: (1) provide a management tool for use by NIH in monitoring the application of financial and personnel resources to NIH contracts, (2) provide contractors with financial and personnel management data which is usable in their management processes, (3) promptly indicate potential areas of contract underruns or overruns by making possible comparisons of actua1 performance and projections with prior estimates on individual elements of cost and personnel and (4) obtain contractor's analyses of cause and effect of significant variations between actual and prior estimated of financial and personnel performance.

REPORTING REQUIREMENTS

(a) SCOPE. The specific cost and personnel elements to be reported shall be established by mutual agreement prior to award. The Government may reqiure the contractor to provide detailed documentation to support any element(s) on one or more financial reports.

(b) NUMBER OF COPIES AND MAILING ADDRESS. An original and two (2) copies of the report(s) shall be sent to the Contracting Officer at the address shown on the face page of the contract, no later than the 30th working day after the end of the period reported.

REPORTING STATISTICS

A modification which extends the period of performance of an existing contract will not reqiure reporting on a separate Form NIH 2706, except where it is determined by the Contracting Officer that separate reporting is necessary. Furthermore, when incrementally funded contracts are involved, each separate allotment is not considered a separate contract entity (only a funding action). Therefore, the statistics under incrementally funded contracts should be reported cumulatively from the inception of the contract through completion.

DEFINITIONS AND INSTRUCTIONS FOR COMPLETING FORM NIH 2706. For the purpose of establishing expenditure categories in Column A, the following definitions and instructions will be utilized. Each contract will specify the categories to be reported.

(1) PERSONNEL-PROFESSIONAL. Included are the senior level and all other personnel whose total annual salary rates are $50,000 or more. It should include key personnel regardless of annnn1 salary rates. All such individuals should be listed by names and job titles on a separate line including those whose salary is not directly charged to the contract but whose effort is directly associated with the contract. The listing must be kept up to date.

(2) PERSONNEL--OTHER. This will be listed as one amount unless otherwise required by the contract.

(3) FRINGE BENEFITS. Include allowances and services provided by the Contractor to employees as compensation in addition to regular salaries and wages. If a fringe benefit rate(s) has been established, identify the base, rate, and amount billed for each category. If a rate has not been established, the various fringe benefit costs may be required to be shown separately. Fringe benefits which are included in the indirect cost rate should not be shown here.

(4) ACCOUNTABLE PERSONAL PROPERTY. Nonexpendable personal property with an acquisition cost of $1,000 or more and with an expected useful life of two or more years, and sensitive items regardless of cost. Form HHS 565, "Report of Accountable Property, must accompany the contractor's public voucher (SF 1034/SF 1035) or this report if not previously submitted. See "Contractor's Guide for Control of Government Property."

Form NIH 2706, Instructions                                        ATTACHMENT #4
(5/92)                                                                    Page 1








                                                       Contract No. NO2-CP-71001


(5) SUPPLIES. Includes the cost of supplies and material and equipment charged directly to the contract, but excludes the cost of nonexpendable equipment as defined in (4) above.

(6) INPATIENT CARE. Costs associated with a subject while occupying a bed in a patient care setting. It normally includes both routine and ancillary costs.

(7) OUTPATIENT CARE. Costs associated with a subject while not occupying a bed. It normally includes ancillary costs only.

(8) TRAVEL. Includes all direct costs of travel, including transportation, subsistence and miscellaneous expenses. Travel for staff and constants shall be shown separately. Identify foreign and domestic travel separately. If required by the contract, the following information shall be submitted: (i) Name of traveler and purpose of trip; (ii) Place of departure, destination and return, including time and dates; and (iii) Total cost of trip.

(9) CONSULTANT FEE. Fees paid to consultant. Identify each consultant with effort expended, billing rate, and amount billed.

(10) PREMIUM PAY. Includes the amount of salaries and wages over and above the basic rate of pay.

(11) SUBCONTRACTS. List each subcontract by name and amount billed.

(12) OTHER COSTS. Includes a number of separate expenditure categories for which the Government does not require individual line item reporting. It may include some of the above categories.

(13) OVERHEAD/INDIRECT COSTS. Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(14) GENERAL AND ADMINISTRATIVE EXPENSE. Cite the rate and the base. In the case of nonprofit organizations, this item will usually be included in the indirect cost.

(15) FEE. If any, cite the fee earned.

(16) TOTAL COSTS TO THE GOVERNMENT.



PREPARATION INSTRUCTIONS

These instructions are keyed to the columns on Form NIH 2706.

COLUMN A--EXPENDITURE CATEGORY. Enter in column A the expenditure categories required by the contract.

COLUMN B--PERCENTAGE OF EFFORT/HOURS FUNDED. Enter in column B the percentage of effort or number of hours agreed to during contract negotiations for each labor category listed in column A.

COLUMN C--PERCENTAGE OF EFFORT/HOURS-ACTUAL. The Contractor will enter the cumulative percentage of effort or number of hours worked by each employee or group of employees listed in Column A.

COLUMN D--CUMULATIVE INCURRED COST AT END OF PRIOR PERIOD. This column should show the cumulative incurred, costs up to the end of the prior reporting period. This column will be blank at the time of the submission of the initial report.

COLUMN E--INCURRED COST-CURRENT PERIOD. The Contractor should enter the costs which were incurred during the current period.


Form NIH 2706,  Instructions                                       ATTACHMENT #4
(5/92)                                                                    Page 2








                                                       Contract No. NO2-CP-71001

COLUMN F-CUMULATIVE INCURRED COST TO DATE. The Contractor should enter the combined tota1 of Columns D and E.

COLUMN G-ESTIMATED COST TO COMPLETE. Entries need only be made when the Contractor estimates that a particular expenditure category will vary from the amount funded. Realistic estimates are essential.

COLUMN H-ESTIMATED COSTS AT COMPLETION. No entry is required in this column unless an entry is made in Column G.

COLUMN I-FUNDED CONTRACT AMOUNT. Enter in this column the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

COLUMN J-VARIANCE (OVER OR UNDER). This column need not be filled in when Column H is blank. When entries have been made in Column H, this column should show the difference between the estimated costs at completion (Column H) and funded costs (Column 1). When a line item varies by plus or minus 10%, i.e., the percentage arrived at by dividing Column J by Column I, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) clause of the contract.

MODIFICATIONS. Any modification in the amount funded for an item since the preceding report should be listed in the appropriate cost category.

EXPENDITURES NOT FUNDED. An expenditure for an item for which no amount was funded (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in except for I. Column J will of course show a 100% variance and will be explained along with those identified under J above.

Form NIH 2706, Instructions                                        ATTACHMENT #4
(5/92)                                                                    Page 3









                                                                    N02-CP-71001

                           SCHEDULE I-B

                                                                      TOTAL
        ITEM                               QUANTITY   UNIT PRICE       COST
        --------------------------------------------------------------------
YEAR 1
        Mechanical Freezers (incl freight)     4       $5,875.00     $23,500
        Chart Recorders                        4       $  540.00     $ 2,160
        Racks, 13-2-C-81                     154       $   81.00     $12,474
        Racks, 8-3.75-C81                     29       $   63.30     $ 1,836
        Racks, Robot                          61       $   90.00     $ 5,490
        LN2 Freezer                            1      $21,285.00     $21,285

            YEAR 1 TOTAL ESTIMATED COST                              $66,745

OPTION I
YEAR 2  Mechanical Freezers (incl freight)     4       $6,051.25     $24,205
        Chart Recorders                        4       $  556.20     $ 2,225
        Racks, 13-2-C-81                     154       $   83.43     $12,848
        Racks, 8-3.75-C81                     29       $   65.20     $ 1,891
        Racks, Robot                          61       $   92.70     $ 5,655
        LN2 Freezer                            1      $21,923.55     $21,924

            OPTION I TOTAL ESTIMATED COST                            $68,747

OPTION II
YEAR 3  Mechanical Freezers (incl freight)     4       $6,232.79     $24,931
        Chart Recorders                        4       $  572.89     $ 2,292
        Racks, 13-2-C-81                     154       $   85.93     $13,233
        Racks, 8-3.75-C81                     29       $   67.15     $ 1,947
        Racks, Robot                          61       $   95.48     $ 5,824
        LN2 Freezer                            0       $    0.00     $     0

            OPTION II TOTAL ESTIMATED COST                           $48,228

OPTION III
YEAR 4  Mechanical Freezers (incl freight)     4       $6,419.77     $25,679
        Chart Recorders                        4       $  590.07     $ 2,360
        Racks, 13-2-C-81                     154       $   88.51     $13,631
        Racks 8-3.75-C81                      29       $   69.17     $ 2,006
        Racks Robot                           61       $   98.35     $ 5,999
        LN2 Freezer                            1      $23,238.96     $23,239

            OPTION III TOTAL ESTIMATED COST                          $72,914

OPTION VI
YEAR 5  Mechanical Freezers (incl freight)     4       $6,612.36     $26,449
        Chart Recorders                        4       $  607.77     $ 2,431
        Racks, 13-2-C-81                     154       $   91.17     $14,040
        Racks, 8-3.75-C81                     29       $   71.24     $ 2,066
        Racks, Robot                          61       $  101.30     $ 6,179
        LN2 Freezer                            0       $    0.00     $     0

            OPTION VI TOTAL ESTIMATED COST                           $51,166


Schedule I-B                                                       Attachment #5









                                                                    N01-CP-71001

                                                                               Gov
Item      Descripeion               Mfr.      Model#         Serial#         Decal#           Cost($)
-------------------------------------------------------------------------------------------------------
 1      Mechanical Freezer         Forma       8158         80638-004       01029103        $ 1,780.00
 2      Mechanical Freezer         Forma       8158         80638-003       01029102        $ 1,780.00
 3      Mechanical Freezer         Forma       8158         80638-005       01029104        $ 1,780.00
 4      Mechanical Freezer         Forma       8358         81043-402       01029124        $ 4,680.00
 5      Mechanical Freezer         Forma       8358         69566-1         01029107        $ 4,539.00
 6      Mechanical Freezer         Forma       8158         80856-007       01029105        $ 4,850.00
 7      Mechanical Freezer         Forma       8358         82189-762       01029129        $ 4,729.00
 8      Mechanical Freezer         Forma       8358         69566-2         01029118        $ 4,539.00
 9      Mechanical Freezer         Forma       8358         69929-77        01029116        $ 4,539.00
 10     Mechanical Freezer         Forma       8158         80856-008       01029106        $ 4,850.00
 11     Mechanical Freezer         Forma       8358         60091-118       01029119        $ 4,539.00
 12     Mechanical Freezer         Forma       8358         60091-119       01029120        $ 4,539.00
 13     Mechanical Freezer         Forma       8358         60342-261       01029121        $ 4,732.00
 14     Mechanical Freezer         Forma       8358         80128-320       01029123        $ 4,680.00
 15     Mechanical Freezer         Forma       8358         81391-455       01029125        $ 4,680.00
 16     Mechanical Freezer         Forma       8358         81611-479       01029126        $ 4,680.00
 17     Mechanical Freezer         Forma       8358         82004-659       01029127        $ 4,275.00
 18     Mechanical Freezer         Forma       8358         82004-658       01029128        $ 4,275.00
 19     Mechanical Freezer         Forma       8358         82154-858       01029130        $ 4,857.00
 20     Mechanical Freezer         Forma       8358         82154-857       01029131        $ 4,857.00
 21     Mechanical Freezer         Forma       8358         82154-860       01029132        $ 4,857.00
 22     Mechanical Freezer         Forma       8458         83029-220       01029133        $ 4,743.00
 23     Mechanical Freezer         Forma       8458         83029-219       01029l34        $ 4,743.00
 24     Mechanical Freezer         Forma       8458         83071-225       01029135        $ 4,743.00
 25     Mechanical Freezer         Forma       8458         83071-256       01029136        $ 4,743.00
 26     Mechanical Freezer         Solow       SE27-120     8889645         01023092        $ 4,503.00
 27     Mechanical Freezer         Forma       8458         83327-403       01029137        $ 5,028.00
 28     Mechanical Freezer         Forma       8458         83327-402       01029138        $ 5,028.00
 29     Mechanical Freezer         Solow       SE27-120     8889646         01023091        $ 4,053.00
 30     Mechanical Freezer         Forma       8458         83510-578       00811080        $ 4,473.00
 31     Mechanical Freezer         Forma       8458         83510-576       00811081        $ 4,473.00
 32     Mechanical Freezer         Forma       8458         84200-719       00811940        $ 5,431.00
 33     Mechanical Freezer         Forma       8458         84200-720       00811941        $ 5,431.00
 34     Mechanical Freezer         Solow       SE27-120     919768          00871523        $ 5,243.00
 35     Mechanical Freezer         Solow       SE27-120     912769          00871522        $ 5,243.00
 36     Liquid Nitrogen Freezer    MVE         A4500        449-B           01029139        $ 6,909.00
 37     Liquid Nitrogen Freezer    MVE         A1500        481-B           01029141        $ 7,500.00
 38     Liquid Nitrogen Freezer    MVE         A4500        561             01029142        $   780.00
 39     Liquid Nitrogen Freezer    MVE         A4500        593             01029144        $ 8,952.00
 40     Liquid Nitrogen Freezer    MVE         A4500        595             01029143        $ 8,952.00
 41     Liquid Nitrogen Freezer    MVE         XLC111O      DKA88J102       01029145        $ 9,500.00
 42     Liquid Nitrogen Freezer    MVE         A4500        274-B           01029099        $ 3,720.00
 43     Liquid Nitrogen Freezer    MVE         A4500        272-B           01029101        $ 3,720.00
 44     Liquid Nitrogen Freezer    MVE         A4500        276-B           01029100        $ 3,720.00
 45     Liquid Nitrogen Freezer    MVE         A4500        448-B           01029140        $ 6,909.00
 46     Liquid Nitrogen Freezer    MVE         XLC111O      DKC89G101       01029146        $10,000.00
 47     Liquid Nitrogen Freezer    MVE         XLC1110      DKC89G103       01029147        $10,000.00
 48     Liquid Nitrogen Freezer    MVE         XLC111O      DKD9OB102       01029148        $ 9,870.00


                                                                   Attachment #6
Schedule II-A                                                        Page 1 of 2








                                                                    N01-CP-71001


Item      Descripeion                   Mfr.                Model#         Serial#         Decal#           Cost($)
----------------------------------------------------------------------------------------------------------------------
49      Liquid Nitrogen Freezer         MVE                 XLC111O      DKD9OB101         01029149        $  9,870.00
5O      Liquid Nitrogen Freezer         MVE                 XLC111O      DFK9OK110         00811082        $ 10,077.00
51      Liquid Nitrogen Freezer         MVE                 XLC111O      DFK9lG101         00811942        $  9,870.00
52      Liquid Nitrogen Freezer         MVE                 XLC111O      JIA92B101         00871521        $  9,882.00
53      Refirigerator                   Puffer Hubbard      LR-201TU     S11138            01029114        $    880.00
54      Liquid Nitrogen Freezer         MVE                 XLC111O      JIA93F113         01175478        $  9,762.00
55      Liquid Nitrogen Freezer         MVE                 XLC1200      JUA93M103         01096478        $  9,492.00
56      Liquid Nitrogen Tank            MVE                 160LDura-Lo  L83112112CA       01029156        $  1,295.00
57      ControlRateFzr-Cntlr, Chamber   Cryomed             1010         89-2202L          01029157        $ 10,754.00
58      ControlRateFzr-Cntlr, Chamber   Cryomed             900          810501D           01029113        $  9,870.00
59      Laminar Flow Hood(Labgard)      Nuaire, Inc.        NU 408-424   4009-MM-A         01029098        $    182.00
60      Lannnar Flow Hood(Labgard)      CII                 740          13406             01029111        $  8,952.00
61      CPU W/Modem & Software          Compaq              286          4844AM381292      01029158        $  2,195.00
62      Printer                         Epson               DFX5OOO      OOG0000823        01029184        $  1,517.00
63      Centrifuge w/Accessories        Sorvall             T-6000D      9304366           01175994        $  6,946.00
64      Centrifuge                      Sorvall             CRU-5000     860-1962          01029155        $  7,325.00
65      Water Bath                      Precsn Scientific   184          22AM/6            01029110        $    45O.OO
66      Coulter Counter                 Coulter Electron    ZB-1         5632              01029112        $    650.00
67      Mechanical ULT Chest Frz        Forma               8458         85243-970         01175129        $  5,128.00
68      Mechanical ULT Chest Frz        Forma               8458         85243-972         01175130        $  5,128.00
69      ULT Chest freezer               Forma               8458         85471-1017        01096558        $  4,890.00
70      ULT Chest freezer               Forma               8458         85471-1019        01096559        $  4,890.00
71      Chest Freezer                   So-Low              C85-27       9394788           01182917        $  4,975.00
72      Liquid Nitrogen Dry Shipper     Cryomed             CMD-20       CMD~20-1          00916815        $  1,100.00
73      Liquid Nitrogen Freezer         MVE                 XLC-1830HE   JOA94E101         01190560        $ 18,823.00
74      Chest Freezer                   So-Low              C85-27       9495071           01190561        $  4,975.00
75      Chest Freezer                   So-Low              C85-27       9495319           01190562        $  5,075.00
76      Chest Freezer                   So-Low              C85-27       9495320           01190563        $  5,075.00
77      Chest Freezer                   So-Low              C85-27       9495743           00941700        $  5,075.00
78      Chest Freezer                   So-Low              C85-27       9495744           00941701        $  5,075.00
79      LN2 Freezer                     MCE/CRYO            XLC1830HE    CDNB95F103        00941672        $ 20,102.00
80      Chest Freezer                   So-Low              C80-27       9596411           01250392        $  5,845.00
81      Chest Freezer                   So-Low              C80-27       9596412           01250393        $  5,320.00
82      LN2 Freezer                     Cryomed             XLC-1830HE   CDN96K101         01264045        $ 21,285.00
83      HP Vector P-100 PC, 850mb HD    HP             Vectra Series 4   US61559762        01264046        $  1,525.00
84      14" Monitor                     HP                  1024         TW63042334        01264047        $    350.00
85      Power Supply Station            APC                 450AMP       096097611010      01264048        $    230.00
86      Chest Freezer                   So-Low              C80-27       9697237           01213988        $  5,915.00
87      Chest Freezer                   So-Low              C80-27       9697238           01213989        $  5,915.00
88      Diesel Generator                Cummins             350DFCC                        01213110        $ 40,300.00
89      Chest Freezer                   So-Low              C85-27                         01264569        $  6,100.00
90      Chest Freezer                   So-Low              C85-27                         01264570        $  6,100.00
91      Chest Freezer                   So-Low              C85-27                         01264571        $  6,100.00
92      Chest Freezer                   So-Low              C85-27                         01264572        $  6,100.00
93      Chest Freezer                   So-Low              C85-27                         01264573        $  6,100.00
94      Chest Freezer                   So-Low              C85-27                         01264574        $  6,100.00
95      Chest Freezer                   So-Low              C85-27                         01264575        $  6,100.00
96      Walk-In Refrigerator            Hartford                                           01264576        $  7,776.00
97      Walk-In Freezer                 Hartford                                           01264577        $  9,250.00
98      Printer                         Epson               DFX5000                        01264578        $  1,750.00


                                                                   Attachment #6
Schedule II-A                                                        Page 2 of 2





                                                       Contract No. N02-CP-71001


     FEDERAL REGISTER / VOL. 56, NO. 8 / FRIDAY, JANUARY 11, 1991 / NOTICES
================================================================================
SYSEMS EXEMPT FROM CERTAIN PROVISIONS OF THE ACT:

None.

09-25-0130

SYSTEM NAME:

Clinical Research: Environmental Epidemiologic Studies in the Division of Cancer Etiology, HHS/NIH/NCI.

SECURITY CLASSIFICATION:

None.

SYSTEM LOCATION:
   National Institutes of Health, Executive Plaza North, room 443, 6130 Executive Blvd., Bethesda, MD 20892; and National Institutes of Health, Building 12, 9000 Rockville Pike, Bethesda, MD 20892, and at hospitals, medical schools, universities, research institutions, commercial organizations, state agencies, and collaborating governmental agencies. A list of locations and contracts is available upon request from the system manager.

CATEGORIES OF INDIVIDUALS COVERED BY THE SYSTEM
   Patients with cancer and other environmentally caused diseases, (e.g., birth defects), patients with other diseases (e.g., heart disease), normal and other persons (e.g., family members) for the purpose of making comparisons.

CATEGORIES OF RECORDS IN THE SYSTEM:
   Medical   records,   progress   reports,    correpondence,    epidemiological
computerized data and records on biological specimens (e.g., blood, tumors, urine, etc.).

AUTHORITY FOR MAINTAINANCE OF THE SYSTEM:
   42 U.S.C. 241, and 282.

PURPOSES OF THE SYSTEM:
   To determine: (1) Factors or substances in the environment which cause cancer; (2) ways in which these factors or substances may cause cancer; (3) characteristics of persons who may be particularly susceptible to the environmental factor(s) or substance(s) and/or to cancer.

ROUTINE USES OF RECORDS MAINTAINED IN THE SYSTEM, INCLUDING CATEGORIES OF USERS AND THE PURPOSES OF SUCH USES:
   1. Disclosure may be made to HHS contractors, grantees and collaborating researchers and their staff in order to accomplish the research purpose for which the records are collected. The recipients are required to protect such records from improper disclosure.
   2.  Disclosure  may be made to a  congessional  office  from the record of



Privacy Act System of Record                                       Attachment #7
                                                                   Page 1 of 2






                                                       Contract No. N02-CP-71001


     FEDERAL REGISTER / VOL. 56, NO. 8 / FRIDAY, JANUARY 11, 1991 / NOTICES
================================================================================

an individual in response to an inquiry from the congressional office made at the request of the individual.
  3. The Department contemplates that it will contract with a private firm for the purpose of collating, analyzing, aggregating or otherwise refining records in this system. Relevant records will be disclosed to such a contractor. The contractor shall be required to maintain Privacy Act safeguards with respect to such records.
  4. In the event of litigation where the defendant is (a) the Department, any component of the Department, or any employee of the Department in his or her official capacity; (b) the United States where the Department determines that the claim, if successful, is likely to directly affect the operations of the Department or any of its components; or (c) any Department employee in his or her individual capacity where the Justice Department has agreed to represent such employee, for example in defending against a claim based upon an individual's mental or physical condition and alleged to have arisen because of activities of the Public Health Service in connection with such individual, the Department may disclose such records as it deems desirable or necessary to the Department of Justice or other appropriate Federal agency to enable that agency to present an effective defense, provided that such disclosure is compatible with the purpose for which the records were collected.

POLICIES AND PRACTICES FOR STORING, RETRIEVING, ACCESSING, RETAINING, AND DISPOSING OF RECORDS IN THE SYSTEM:

STORAGE:
   File folders, microfilm, charts, graphs, computer tapes, disks and punch cards.

RETRIEVABILITY:
   By name and/or code number.

SAFEGUARDS:
   HHS contractors and collaborating researchers are required to comply with the provisions of the Privacy Act and with Department Regulations. Subjects participating in a clinical study are advised that their identity will only be known to those who are involved in conducting the study and that any published findings will be in a format which precludes individual identification.
   1. Authorized Users: Employees who maintain records in this system are instructed to grant regular access only to physicians, scientists and support staff of the National Cancer Institute, collaborating researchers, or HHS contractors, whose duties require the use of such information. Other one-time and special access by other employees is granted on a need to know basis as specifically authorized by the system manager.
   2. Physical Safeguards: Data are kept in secured areas with access limited to authorized personnel (system manager, project officer, contracting officer, collaborating researchers, staff and HHS contractors). Data transmitted to the NCI are in form which precludes individual identification.
   3. Proceedural Safeguards: For computerized records, the contractor is required to comply, where appropriate, with Departmental standards, and National Bureau of Standards Guidelines. For example, access is controlled by the use of security codes known only to authorized personnel.
   These practices are in compliance with the standards of Chapter 45-13 of the HHS General Administration Manual, "Safeguarding Records Contained in Systems of Records," supplementary Chapter PHS hf: 45-13, and Part 6, "ADP Systems Securites," of the HHS Information Resources Management Manual and the National Institute of Standards and Technology Federal Information Processing Standards (FIPS Pub. 41 and FIPS Pub. 31).

RETENTION AND DISPOSAL
   Records are retained and disposed of under the authority of the NIH Records Control Schedule contained in NIH Manual Chapter 1743, Appendix 1- "Keeping and Destroying Records" (HHS Records Management Manual, Appendix B-361), item 3000 G-3, which allows records to be kept as long as they are useful in scientific research. Refer to the NIH Manual Chapter for specific disposition instructions.

SYSTEM MANAGER AND ADDRESS:
   National Cancer Institute, Chief Environmental Epidemiology Branch, Executive Plaza North, room 443, 6130 Executive Blvd., Bethesda, Maryland 20892.

NOTIFICATION PROCEDURE:

   To determine if a file exists, write to System Manager and provide the following information:

   a. System name: Environmental Epidemiologic Studies in the Division of Cancer Cause and Prevention;
   b. Complete Name at time of study;
   c. Facility and Home Address at the time the study was undertaken;
   d. Date(s) at the time the information was provided (if known);
   e. Birth date;
   f. Disease type (if known).

   The requester must also verify his or her identity by providing either a notarization of the request or a written certification that the requestor is who he or she claims to be and understands that the knowing and willful request for aquisition of a record pertaining to an individual under false pretenses is a criminal offense under the Act, subject to a five thousand dollar fine.

   Individuals seeking notification of or access to medical records should designate a representative (including address) who may be a physician, other health professional, or other responsible individual who would be willing to review the record and inform the subject individual of its contents, at the representative's discretion.

   A parent or guardian who requests notification of, or access to, a child's or incompetent person's medical record shall designate a family physician or other health professional (other than a family member) to whom the record, if any, will be sent. The parent or guardian must verify relationship to the child or incompetent person as well as his or her own identity.

RECORD ACCESS PROCEDURE:
   Write to System Manager and specify the record sought. The same information required above for notification is also needed for access. Individuals may also request listings of accoutable disclosures that have been made of their records, if any.

CONTESTING RECORD PROCEDURE:
   Write to System Manager and Specify the record and the part(s) to be contested, and state the corrective action sought and the reasons for the correction. The right to contest records is limited to information which is incomplete, irrelevant, incorrect, or untimely (obsolete).

RECORD SOURCE CATEGORIES:
   HHS agencies, institutions under contract to the U.S. Government, universities, medical schools, hospitals, research institutions, commercial institutions, state agencies, other U.S. Government agencies, patients and normal volunteers, physicians, research investigators and other collaborating personnel.

SYSTEMS EXEMPTED FROM CERTAIN PROVISIONS OF THE ACT:
   None


Privacy Act System of Record                                       Attachment #7
                                                                     Page 2 of 2


                                                       Contract No. NO2-CP-71001

PHS 352 223-70 SAFETY AND HEALTH (APRIL 1984)

(a) In order to provide safety controls for protection to the life and health of employees and other persons; for prevention of damage to all property; and for avoidance of work interruptions in the performance of the contract; the Contractor will consult, comply with, and include in all applicable subcontracts, the following standards, as appropriate:

    (1)  Biosafety  in  Microbiological   and  Biomedical   Laboratories,   U.S.
         Department of Health and Human  Services,  Centers for Disease  Control
         (CDC) and the NIH, DHHS Pub. No. (CDC) 93-8395.

    (2) Recommendations for Prevention of HIV Transmission in Health-Care Settings, Morbidity and Mortality Report, August 21, 1987, Vol. 35, No. 2S.

    (3) Update: Universal Precautions for Prevention of Transmission of Human Immunodeficiency Virus, Hepatitis B Virus, and Other Bloodborne
         Pathogens in Health-Care Settings. Morbidity and Mortality Weekly Report, June 24, 1988, Vol. 37, No. 24.

    (4) Agent Summary Statement for Human Immunodeficiency Viruses (HIV); Included are GTLV-III, LAV, HIV-1, and HIV-2. Morbidity and Mortality Weekly Report, April 1, 1988, Vol. 37, No. S4.

    (5) Recommendations for the Safe Handling of Parentoral Antineoplastic Drugs, NIH Publication No. 83-2621.

    (6) NIH Guidelines for the Laboratory Use of Chemical Carcinogens, NIH Publication No. 81-2385.

    The above, (1) - (6), may be obtained from:
            Division of Safety
            Office of Research Services
            National Institutes of Health
            Building 31, Room lC02
            31 CENTER DR MSC 2260
            BETHESDA MD 20892-2260

    (7) Guidelines for Research Involving Recombinant DNA Molecules (49 FR 46266 or latest revision) and Administrative Practices Supplemenent. These may be obtained from:

         Office of Recombinant DNA Activities
         Office of Science Policy and Legislation
         National Institutes of Health
         Building 31, Room B1C34
         31 CENTER DR MSC 2250
         BETHESDA MD 20892-2250

    (8)  Procedures  for the  Domestic  handling  and  Transport  of  Diagnostic
         Specimens and Etiologic Agents, National Committee for Clinical Laboratory Standards, July 17, 1985, Vol. 5. This may be obtained from

         National Committee for Clinical Laboratory Standards
         771 East Lancaster Avenue
         Villanova, Pennsylvania 19085

Further, the Contractor shall take or cause to be taken such additional safety measures as the Contracting Officer may determine to be reasonably necessary; provided, that if compliance with such additional safety measures results in a material increase in the cost or time of performance of the contract, an equitable adjustment will be made in accordance with the clause of this contract entitled "Changes".


Safety and Health Clause                                           ATTACHMENT #8
PHS 352.223-70, (4/84)                                                    Page 1








                                                       Contract No. NO2-CP-71001


(b) Prior to commencement of work, the Contractor will submit in writing its plan for complying with the safety and health provisions of this contract, and will meet with the Contracting Officer or his/her designated representative to discuss and develop a mutual understanding relative to administration of the overall safety program.

(c) During the performce of work under this contract, the Contractor shall comply with all procedurres prescribed by the Contracting Officer for the control and safety of persons Visiting the job site and will comply with such requirements to prevent accidents as may be prescribed by the Contracting Officer.

(d) The Contractor will maintain an accurate record of, and report to the Contracting Officer in such manner as the Contracting Officer may prescribe, all accidents and incidents resulting in death, traumatic injury, occupational disease, and/or damage to all property incident to work performed under the contract.

(e) The Contracting Officer shall notify (if otherwise, confirm in writing) the Contractor of any noncompliance with the provisions of this clause and corrective action to be taken. After receipt of such notice, the Contractor shall immediately take such corrective action. (Such notice, when delivered to the Contractor or its representative at the site of the work, shall be deemed sufficient for the purpose.) If the Contractor fails or refuses to comply promptly, the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action has been taken. No part of the time lost due to any such stop order shall be the subject of claim for extension of time or for costs or damages by the Contractor.

(f) The Contractor shall insert the substance of this clause in each subcontract involving the use of hazardous materials or operatians. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

                                (End of clause)


Safety and Health Clause                                           ATTACHMENT #8
PHS 352.223-70, (4/84)                                                    Page 2







                                                       Contract No. NO2-CP-71001

                        PROCUREMENT OF CERTAIN EQUIPTMENT

Notwithstanding any other clause in this contract, the Contractor wil1 not be reimbursed for the purchase, lease, or rental of any item of equiptment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.

67 - Photographic Equipment
69 - Training Aids and Devices
70 - General  Purpose  ADP  Equipment, Software, Supplies and Support (Excluding
     7045-ADP Supplies and Support  Equipment.)
71-  Furniture
72 - Household and  Commercial  Furnishings and Appliances
74 - Office Machines and Visible Record Equipment
77 - Musical Instruments, Phonographs, and Home-type Radios
78 - Recreational and Athletic Equipment

When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a cost-reimbursement contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.


NIH(RC)-7 (4/1/84)                                                 ATTACHMENT #9
OMB Bulletin 81-16